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                                                                    Exhibit 23.3


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 24, 2006, in Amendment No. 1 to the Registration Statement (Form F-1 No. 333-135590) and related Prospectus of WNS (Holdings) Limited dated July 20, 2006.




                                                       Ernst & Young



Mumbai, India
July 20, 2006